UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 9, 2020

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 9, 2020, Party City Holdco Inc. (the “Company”) issued a press release announcing preliminary brand comparable sales results for the fiscal year ended December 31, 2019. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 2.02.

The information furnished pursuant to Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, we undertake no duty or obligation to publicly update or revise the information so furnished.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2020, the Company announced that Todd Vogensen, age 50, will be joining the Company as Chief Financial Officer, effective February 3, 2020. Mr. Vogensen will replace Michael Correale, age 62, who has served as the Company’s Interim Chief Financial Officer since March 2019. Mr. Correale will remain with the Company and serve as Chief Accounting Officer and Principal Accounting Officer.

Mr. Vogensen served as the Executive Vice President and Chief Financial Officer of Chico’s FAS from June 2014 through January 2020, where he also held various roles of increasing responsibility beginning in 2009. Prior to joining Chico’s, Mr. Vogensen spent over four years with Michaels Stores from 2005 to 2009 as Corporate Controller, Vice President of Financial Planning & Analysis, and Vice President of Merchandising Finance. He previously held finance management positions at Gap, Inc. and Hewlett Packard Company. Mr. Vogensen has a Bachelor of Science in Accounting from Arizona State University, where he graduated in 1991.

In connection with Mr. Vogensen’s appointment, the Company entered into an employment agreement (the “Agreement”) with Mr. Vogensen governing the terms of Mr. Vogensen’s employment. The Agreement is effective as of February 3, 2020 (the “Effective Date”), the first day of Mr. Vogensen’s employment with the Company, and runs through February 2, 2023 unless terminated sooner pursuant to the terms of the Agreement. Under the Agreement, Mr. Vogensen will receive an initial annual base salary of $625,000 and is eligible for an annual bonus target of 70% of his base salary. In addition, Mr. Vogensen will receive a one-time cash sign-on bonus in the amount of $420,000.

The foregoing summary of the Agreement is qualified in its entirety by the copy of such agreement filed hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the Company’s press release announcing Mr. Vogensen’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

10.1	Employment agreement, dated January 6, 2020, by and between Party City Holdco Inc. and Todd Vogensen

99.1	Press Release, dated January 9, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Party City HOLDCO Inc.

Date: January 9, 2020	By:	/s/ Michael Correale
Michael Correale
Interim Chief Financial Officer